EXHIBIT 2.1

                AMENDED AND RESTATED AGREEMENT AMONG SHAREHOLDERS

         This Amended and Restated Agreement Among Shareholders (the "Agreement"), is made and entered into as of this 21st day of February, 1997, by and among those individuals whose names are set forth on Schedule 1 attached hereto, each a ("Shareholder" and collectively the "Shareholders") and OutSource International, Inc., a Florida corporation ("OSI").

                                   BACKGROUND

         The Shareholders own all of the outstanding stock in the amounts and of those corporations identified on Schedule 1 attached hereto (the "Corporations"). Each of the Corporations is an "S Corporation" (as hereinafter defined) except OutSource International of America, Inc. As of August 6, 1996, the Shareholders executed an agreement (the "Original Agreement") whereby the Shareholders agreed, for their individual benefit and for the benefit of all of the other Shareholders, to contribute at a future date their shares in each of the Corporations (sometimes collectively hereinafter referred to as the "Shares") to OSI in exchange for newly issued shares of OSI common stock, par value $0.001 per share (the "OSI Shares") in the amounts set forth on Schedule 2 attached hereto. As a result of the exchange of shares pursuant to the terms of this Agreement, the status of each Corporation as an S Corporation will terminate as of the date hereof.

         The Shareholders desire to amend and restate the Original Agreement to, INTER ALIA, set a definitive date of exchange for their Shares, provide for the payment of cash by OSI to certain of the Shareholders, in the amounts set forth on the attached Schedule 2.1, in addition to the OSI Shares being delivered, and provide for the indemnification of the Shareholders and the Corporation for certain potential federal and state income tax liabilities in connection with the termination of each Corporation's status as an S Corporation.

         NOW THEREFORE in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged the parties agree as follows:

         1. Each of the Shareholders has reviewed the attached Schedules 1 and 2 (the "Schedules") and hereby represents, warrants and covenants to all of the other Shareholders and to OSI that said Schedules accurately reflect their ownership interests in each of the Corporations, and the number of newly issued shares of common stock to be received by them in OSI (the "OSI Shares"). Each of the Shareholders further represents and warrants that, except as described on
Schedule 3 attached hereto, such Shareholder has no claim of an interest in any other entities affiliated with the Corporations, which conduct a business which is either the same as or similar to the business conducted by the Corporations.

         2. EXCHANGE. Each of the Shareholders agrees that as of the date hereof, all of their Shares in each of such Corporations will be conveyed to OSI in return for the number of OSI Shares reflected on Schedule 2 attached hereto and cash and promissory notes in the amounts set forth on Schedule 2.1; provided, however, that the OSI Shares issued to all of the Shareholders other than Paul M. Burrell, Robert A. Lefcort and the Robert
A. Lefcort Irrevocable Trust dated February 28, 1996 shall be issued in the name of the voting trustees pursuant to that certain Voting Trust Agreement by and among OSI, the Trustees and certain shareholders of OSI dated February 21, 1997.

         3. REPRESENTATIONS AND WARRANTIES. Each Shareholder hereby represents and warrants to all of the other Shareholders and to OSI as follows:

            a. AUTHORITY. Such Shareholder has full power and authority to execute and deliver this Agreement, and to perform his or her obligations hereunder. This Agreement has been duly and validly executed and delivered by such Shareholder, and represents a valid and legally binding obligation of such Shareholder, enforceable in accordance with its terms.

            b. SHARES. The Shares issued to such Shareholder have been duly issued and are fully paid and nonassessable.

            c. OWNERSHIP. Such Shareholder is the sole record and beneficial owner of the Shares described on Schedule 1, as owned by such Shareholder, and, except as set forth on Schedule 4 hereto, such Shares are free and clear of all liens, encumbrances, options, warrants, rights, contracts, calls, commitments, equities, demands, and claims of every kind.

            d. NONCONTRAVENTION. The execution, delivery, and performance of this Agreement, by such Shareholder does not and will not:

                  i. result in the breach of any term, condition or provision of, or constitute a default under, or require the consent of a party to, any material agreement or commitment to which any of such Shareholder is a party or by which such Shareholder or his or her property is bound; or

                  ii. require the consent or approval of, or declaration or filing with, any federal, state, municipal, or other governmental agency or authority.

            e. PURCHASE ENTIRELY FOR OWN ACCOUNT. The OSI Shares are being acquired for the account of such Shareholder for investment purposes only and not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part. Except as set forth on Schedule 4, no other person has or will have a direct or indirect beneficial interest in the OSI Shares.

            f. RESTRICTED SECURITIES. Such Shareholder acknowledges and agrees that there is no public market for the OSI Shares and that the OSI Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933, as amended (the "Act"), or in the opinion of counsel for OSI, an exemption from the registration requirements of the Act and applicable state securities laws is available.

            g. ACCESS TO INFORMATION. Such Shareholder has been furnished access to the business records of OSI and all of its affiliated entities, and such additional information and documents as such Shareholder has requested, and has been afforded an opportunity to ask questions of and receive answers from representatives of OSI concerning the terms and conditions of this Agreement and the OSI Shares.

            h. RISK OF INVESTMENT. Such Shareholder recognizes that an investment in OSI involves substantial risks and represents that he has taken full cognizance of and understands all of the risks related to the acquisition of the OSI Shares. Such Shareholder has such knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of purchasing the OSI Shares. Such Shareholder has carefully considered and has, to the extent he believes such discussion to be necessary, discussed with his professional legal, tax and financial advisers the suitability of an investment in OSI, and such Shareholder has determined that the OSI Shares are a suitable investment. Such Shareholder's financial condition is such that he is able to bear the risk of holding the OSI Shares purchased for an indefinite period of time and he can afford to suffer the complete loss of his investment in the OSI Shares.


            i. SURVIVAL OF REPRESENTATION AND WARRANTIES. The representations and warranties made by the Shareholders hereunder are true and accurate as of the date hereof and shall survive thereafter.

         4. INDEMNIFICATION. Each Shareholder, severally and not jointly, agrees that should such Shareholder breach any representation, warranty or covenant in this Agreement, such Shareholder shall indemnify and hold the other Shareholders and OSI harmless from any and all liability, loss, damage, claim or expense of any kind and of whatever nature, including all costs and attorneys fees, arising from any of such Shareholder's breach of this Agreement.

         5. TAX INDEMNIFICATION.

            a. INDEMNIFICATION BY OSI OF SHAREHOLDERS FOR TAX LIABILITIES.
OSI shall indemnify, defend and hold harmless each Shareholder with respect to any "OSI Indemnification Amount" (as defined below) if, by reason of an amended return, claim for refund, audit or otherwise, there should occur a net increase in a Shareholder's allocated share of a Corporation's taxable income resulting from a shift in items of income or gain from a Corporation's Post-Exchange Period to a Corporation's Pre-Exchange Period or a shift in items of loss, deductions or credit from a Corporation's Pre-Exchange Period to a Corporation's Post-Exchange Period. The OSI Indemnification Amount shall be 39.6% of such increase in the Shareholder's allocated share of a Corporation's taxable income. The OSI Indemnification Amount shall include any penalties or interest assessed against the Shareholders by any Taxing Authority.

            b. SHAREHOLDERS INDEMNIFICATION OF OSI FOR TAX LIABILITIES. Each of the Shareholders hereby agrees to indemnify, defend and hold harmless OSI with respect to the "Shareholder Indemnification Amount" (defined below) if, by reason of an amended return, claim for refund, audit or otherwise, there should occur a net decrease in the Shareholder's allocated share of a Corporation's taxable income resulting from either (i) a shift in items of income or gain from a Corporation's Pre-Exchange Period to a Corporation's Post-Exchange Period, or from a shift in items of loss, deduction or credit from a Corporation's Post-Exchange Period to a Corporation's Pre-Exchange Period, or (ii) a Corporation being determined to be a C corporation rather than an S corporation for all or a portion of the Pre-Exchange Period. The Shareholder Indemnification Amount shall be 39.6% of such decrease in the Shareholder's allocated share of the Corporation's taxable income. The Shareholder Indemnification Amount shall include any penalties or interest assessed against OSI or any of the Corporations by any Taxing Authority. Notwithstanding the foregoing, however, the Shareholder Indemnification Agreement arising under this section 5(b)(ii) shall not exclude the amount of any federal income tax refund received by such Shareholder as a result of a Corporation's status as a C corporation during the Pre-Exchange Period.

            c. LIABILITY FOR ADDITIONAL TAXES ATTRIBUTABLE TO PRE-EXCHANGE PERIOD. Each of Shareholders covenant and agree that, to the extent additional taxes, penalties and interest are imposed on them and represent amounts for which they are to be indemnified hereunder, they shall pay to the respective Taxing Authorities or otherwise satisfy (such as by way of offset) any and all such additional taxes, penalties and interest that are attributable to any increase in the taxable income of a Corporation and which they are required to pay or satisfy relative to the Pre-Exchange Period.

            d. LIABILITY FOR ANY ADDITIONAL TAXES ATTRIBUTABLE TO POST-EXCHANGE PERIOD. OSI covenants and agrees that, to the extent that additional taxes, penalties and interest may be imposed on OSI or a Corporation and represent amounts for which it is to be indemnified hereunder, it shall pay to the respective Taxing Authorities or otherwise satisfy (such as by way of offset) any and all such additional taxes, penalties and interest that are attributable to taxable income of a Corporation which it is required to pay or satisfy relative to all taxable periods that are included within the Post-Exchange Period.

            e. PAYMENTS. The Shareholders or OSI, as the case may be, shall make any payment required under this Agreement within seven (7) days after written notice of the obligation to the appropriate Taxing Authority has either become final or, notwithstanding the pendency or availability of any further tax contest, must otherwise be paid.

            f. SUBROGATION. The party (or parties) providing the indemnity under either Section 5.a. or Section 5.b (defined solely for purposes of this Section 5.f. as the "Indemnifying Party") shall be subrogated to all rights of recovery (the "Subrogation Claims") that the party (or parties) being indemnified under
Section 5.a. or Section 5.b., respectively (defined solely for purposes of this Section 5.f. as the "Indemnified Party"), may have against any person or organization in respect of the tax liabilities for which the Indemnifying Party is providing indemnity. Such right of subrogation shall not exceed the amount paid by the Indemnifying Party to the Indemnified Party. The Indemnified Party shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights of subrogation for the Indemnifying Party. The Indemnified Party shall provide all reasonable assistance as requested by the Indemnifying Party in order for the Indemnifying Party to pursue the Subrogation Claims. The Indemnified Party shall use its best efforts not to do anything after any Subrogation Claim arises to prejudice the rights of the Indemnifying Party.

            g. NOTICES OF AUDITS AND ADJUSTMENTS.

               (i) If any Shareholder receives notice of an intention by a Taxing Authority to audit any return of the Shareholder that includes any item of income, gain, deduction, loss or credit reported by a Corporation with respect to that Corporation's Pre-Exchange Period, such Shareholder shall inform OSI, in writing, of the audit promptly after receipt of such notice. If any Shareholder receives notice from a Taxing Authority of any proposed adjustment for which OSI may be required to indemnify the Shareholder hereunder (a "Proposed Adjustment"), the Shareholder shall give notice to OSI of the Proposed Adjustment promptly after receipt of such notice from a Taxing Authority. Upon receipt of such notice from a Shareholder, OSI may, by in turn giving prompt written notice to each of the Shareholders, request that the Shareholders contest such Proposed Adjustment. If OSI shall request that any Proposed Adjustment be contested, then the Shareholders shall contest the Proposed Adjustment or permit OSI and its representatives, at OSI's request and expense, to contest the Proposed Adjustment (including pursuing all administrative and judicial appeals and processes). OSI shall pay all costs and expenses (including attorneys' and accountants' fees) that the Shareholders may incur in contesting such Proposed Adjustments. No Shareholder shall make, accept or enter into a settlement or other compromise with respect to any taxes indemnified hereunder, or forego or terminate any proceeding undertaken hereunder without the consent of OSI, which consent shall not be unreasonably withheld. If such consent is withheld by OSI and the ultimate settlement, compromise or resolution results in an increase in the Shareholder Indemnification Amount from that which have resulted from the settlement, compromise or resolution for which OSI's consent was requested, the Shareholders shall have no liability with respect to such increase.

               (ii) If OSI receives notice of an intention by a Taxing Authority to audit any return of OSI that includes any item of income, gain, deduction, loss or credit reported by OSI where an adjustment in such return could result in one party or the other being called upon to provide indemnification hereunder, OSI shall inform the Shareholders, in writing, of the audit promptly after receipt of such notice. If OSI receives notice from a Taxing Authority of any proposed adjustment for which any of the Shareholders may be required to indemnify OSI hereunder (an "OSI Proposed Adjustment"), OSI shall give notice to each of the Shareholders of the OSI Proposed Adjustment promptly after receipt of such notice from a Taxing Authority. Upon receipt of such notice from OSI, any of the Shareholders may, by in turn giving prompt written notice to OSI, request that OSI contest such OSI Proposed Adjustment. If any of the Shareholders shall request that any OSI Proposed Adjustment be contested, then OSI shall contest the OSI Proposed Adjustment or permit the Shareholders and their representatives, at the

Shareholders' request and expense, to contest the OSI Proposed Adjustment (including pursuing all administrative and judicial appeals and processes) at the Shareholders' expense and shall permit the Shareholder to participate in such proceeding. OSI shall not make, accept, or enter into a settlement or other compromise with respect to any taxes indemnified hereunder, or forego or terminate any proceeding undertaken hereunder without the consent of the Shareholders, which consent shall not be unreasonably withheld. If such consent is withheld by the Shareholders and the ultimate settlement, compromise or resolution results in an increase in the OSI Indemnification Amount from that which have resulted from the settlement, compromise or resolution for which the Shareholders' consent was requested, OSI shall have no liability with respect to such increase.

            h. DEFINITIONS. For purposes of this Agreement, the following terms have the following meanings:

            "C Corporation" has the meaning set forth in Section 1361(a)(2) of the Code.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Post-Exchange Period" means the period commencing as of the date hereof.

            "Pre-Exchange Period" means, with respect to a Corporation, the period commencing on the first date that such Corporation was an S Corporation and ending as of the date hereof.

            "S Corporation" has the meaning set forth in Section 1361(a)(1) of the Code.

            "Taxing Authority" or "Taxing Authorities" means the applicable federal and/or state taxing authority or authorities.

         6. PLAN OF SHARE EXCHANGE. The Shareholders hereby approve the Plan of Share Exchange by and among the Corporations and OSI in substantially the form attached as Exhibit "A" hereto.

         7. POWER OF ATTORNEY. The Shareholders hereby make, constitute and appoint Louis J. Morelli (or his assignee or designee appointed in writing) as their true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority, in their name, place and stead to execute any and all documents necessary to consummate the transactions contemplated by this Agreement, that certain Securities Purchase Agreement by and among OSI, certain affiliates thereof, and certain purchasers listed therein, dated February 21, 1997, and that certain Credit Agreement dated February 21, 1997 by and among OSI, certain affiliates thereof, and Bank of Boston Connecticut, as Agent.

         8. MISCELLANEOUS.

            a. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute an instrument representing the Agreement between the parties hereto.

            b. CONSTRUCTION OF TERMS. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            c. COST OF ENFORCEMENT; INTEREST. If, within ten (10) days after demand to comply with the obligations of one of the parties to this Agreement served in writing on the other, compliance or reasonable assurance of compliance is not forthcoming, and the other party engages the services of an attorney to enforce rights under this Agreement, the prevailing party in any action shall be entitled to recover all reasonable costs and expenses (including reasonable fees of attorneys and legal assistants, whenever incurred, whether before trial or appellate proceeding, at trial, on appeal or otherwise).

            d. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Florida, other than those provisions relating to the conflict of laws of different jurisdictions if the effect of the application of such provisions would be to cause the laws of a jurisdiction other than Florida to apply hereto.

            e. JURISDICTION; VENUE. The parties agree that jurisdiction and venue for any litigation arising out of this Agreement or any document delivered in connection herewith shall be in the Seventeenth Judicial Circuit of Florida or the United States District Court for the Southern District of Florida, Fort Lauderdale Division.

            f. NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when received, if personally delivered; when transmitted, if transmitted by electronic fax, telecopy or similar electronic transmission method; the day after it is sent, if sent by recognized expedited delivery service; and five (5) days after it is sent, if mailed, first class mail, postage prepaid. In each case, notice shall be sent, if to OSI, at the address set forth below, or if to a Shareholder, at the address for such Shareholder set forth on the attached Schedule 1, or to such other address as any party shall have specified by notice in writing to the other parties:

         If to OSI:        1144 East Newport Center Drive
                           Deerfield Beach, Florida 33442
                           Attention: Robert A. Lefcort
                           Telephone - (954) 418-6576
                           Fax - (954) 418-3365

         Copy to:          Holland & Knight LLP
                           One East Broward Boulevard, Suite 1300
                           Fort Lauderdale, FL  33301
                           Attention:  Steven Sonberg
                           Telephone - (954) 468-7816
                           Fax - (954) 463-2030

            g. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by a written agreement executed by all of the parties hereto.

            h. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties any rights or remedies hereunder.

            i. INTERPRETATION. The title, article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

            j. SEVERABILITY. In the event that any one or more of the provisions of this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.

            k. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter.


                   REMAINDER OF PAGE LEFT BLANK INTENTIONALLY

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above first written.

Witnesses:                         Shareholders:


/s/ COREEN S. BRUNO                /s/ LAWRENCE H. SCHUBERT
--------------------------         --------------------------------------
                                   Lawrence H. Schubert as Trustee of the
                                   Lawrence H. Schubert Revocable Trust
                                   dated August 25, 1995


/s/ COREEN S. BRUNO                /s/ NADYA i. SCHUBERT
--------------------------         --------------------------------------
                                   Nadya I. Schubert as Trustee of the
                                   Nadya I. Schubert Revocable Trust
                                   dated August 25, 1995


/s/ COREEN S. BRUNO                /s/ ALAN E. SCHUBERT
--------------------------         --------------------------------------
                                   Alan E. Schubert


/s/ COREEN S. BRUNO                /s/ LOUIS A. MORELLI
--------------------------         --------------------------------------
                                   Louis A. Morelli


/s/ COREEN S. BRUNO                /s/ PAUL M. BURRELL
--------------------------         --------------------------------------
                                   Paul M. Burrell


/s/ COREEN S. BRUNO                /s/ RAYMOND S. MORELLI
--------------------------         --------------------------------------
                                   Raymond S. Morelli


/s/ COREEN S. BRUNO                /s/ LOUIS J. MORELLI
--------------------------         --------------------------------------
                                   Louis J. Morelli

/s/ COREEN S. BRUNO                /s/ LOUIS A. MORELLI
--------------------------         -------------------------------------------
                                   Louis A. Morelli as Trustee of the Louis J.
                                   Morelli S Stock Trust dated January 1, 1995


/s/ COREEN S. BRUNO                /s/ MARGARET MORELLI JANISCH
--------------------------         --------------------------------------
                                   Margaret Morelli Janisch


/s/ COREEN S. BRUNO                /s/ LOUIS A. MORELLI
--------------------------         --------------------------------------
                                   Louis A. Morelli as Trustee of the
                                   Margaret Ann Janisch S Stock Trust dated
                                   January 1, 1995


/s/ COREEN S. BRUNO                /s/ MATTHEW B. SCHUBERT
--------------------------         --------------------------------------
                                   Matthew B. Schubert


/s/ COREEN S. BRUNO                /s/ JASON D. SCHUBERT
--------------------------         --------------------------------------
                                   Jason D. Schubert as Co-Trustee of the
                                   Matthew Schubert OutSource Trust dated
                                   November 24, 1995


/s/ COREEN S. BRUNO                /s/ ALAN E. SCHUBERT
--------------------------         --------------------------------------
                                   Alan E. Schubert as Co-Trustee of the
                                   Matthew Schubert OutSource Trust dated
                                   November 24, 1995


/s/ COREEN S. BRUNO                /s/ MATHEW B. SCHUBERT
--------------------------         --------------------------------------
                                   Matthew B. Schubert as Co-Trustee of the
                                   Jason Schubert OutSource Trust dated
                                   November 24, 1995

/s/ COREEN S. BRUNO                /s/ ALAN E. SCHUBERT
--------------------------         -------------------------------------------
                                   Alan E. Schubert as Co-Trustee of the Jason
                                   Schubert OutSource Trust dated November 24,
                                   1995


/s/ COREEN S. BRUNO                /s/ MINDI WAGNER
--------------------------         --------------------------------------
                                   Mindi Wagner


/s/ COREEN S. BRUNO                /s/ ROBERT A. LEFCORT
--------------------------         --------------------------------------
                                   Robert A. Lefcort


/s/ COREEN S. BRUNO                /s/ ROBERT A. LEFCORT
--------------------------         --------------------------------------
                                   Robert A. Lefcort as Co-Trustee of the
                                   Robert A. Lefcort Irrevocable Trust
                                   dated February 28, 1996


/s/ COREEN S. BRUNO                /s/ NADYA I. SCHUBERT
--------------------------         --------------------------------------
                                   Nadya I. Schubert as Co-Trustee of the
                                   Robert A. Lefcort Irrevocable Trust dated
                                   February 28, 1996


                                   OUTSOURCE INTERNATIONAL, INC.
Attest:



/s/ ROBERT A. LEFCORT              By:  /s/ PAUL M. BURRELL
--------------------------             ----------------------------------
Robert A. Lefcort, Secretary       Paul M. Burrell, President

                                   SCHEDULE 1

                          CAPITAL STAFFING FUND, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                 1,062.50
---------------------------------------------------------------------------
Louis A. Morelli                                                 1,012.50
---------------------------------------------------------------------------
Paul M. Burrell                                                  1,212.50
---------------------------------------------------------------------------
Raymond S. Morelli                                                  50.00
---------------------------------------------------------------------------
Louis J. Morelli                                                    39.25
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                        82.30
---------------------------------------------------------------------------
Matthew B. Schubert                                                  8.98
---------------------------------------------------------------------------
Mindi Wagner                                                        50.00
---------------------------------------------------------------------------
Robert A. Lefcort                                                  100.00
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                            606.25
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                            606.25
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                           50.00
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                             10.75
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                             17.70
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                           50.00
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                           41.02
===========================================================================

                                   SCHEDULE 1

                       EMPLOYEES INSURANCE SERVICES, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                    82.66
---------------------------------------------------------------------------
Louis A. Morelli                                                    44.67
---------------------------------------------------------------------------
Paul M. Burrell                                                     30.63
---------------------------------------------------------------------------
Raymond S. Morelli                                                  14.69
---------------------------------------------------------------------------
Louis J. Morelli                                                    11.53
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                        14.69
---------------------------------------------------------------------------
Matthew B. Schubert                                                  3.16
---------------------------------------------------------------------------
Mindi Wagner                                                         3.08
---------------------------------------------------------------------------
Robert A. Lefcort                                                    6.31
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                             31.44
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                             31.43
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                            3.16
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                              3.16
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                              3.16
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                           17.59
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                           14.43
===========================================================================

                                   SCHEDULE 1

                          OUTSOURCE FRANCHISING, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                 2,618.00
---------------------------------------------------------------------------
Louis A. Morelli                                                 1,413.00
---------------------------------------------------------------------------
Paul M. Burrell                                                    970.00
---------------------------------------------------------------------------
Raymond S. Morelli                                                 465.00
---------------------------------------------------------------------------
Louis J. Morelli                                                   365.00
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                       465.00
---------------------------------------------------------------------------
Matthew B. Schubert                                                100.00
---------------------------------------------------------------------------
Mindi Wagner                                                        97.00
---------------------------------------------------------------------------
Robert A. Lefcort                                                  200.00
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                            996.00
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                            998.00
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                          100.00
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                            100.00
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                            100.00
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                          556.50
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                          456.50
===========================================================================

                                   SCHEDULE 1


                         OUTSOURCE INTERNATIONAL, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                2,356,020
---------------------------------------------------------------------------
Louis A. Morelli                                                1,273,500
---------------------------------------------------------------------------
Paul M. Burrell                                                   873,000
---------------------------------------------------------------------------
Raymond S. Morelli                                                418,500
---------------------------------------------------------------------------
Louis J. Morelli                                                  328,500
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                      418,500
---------------------------------------------------------------------------
Matthew B. Schubert                                                90,000
---------------------------------------------------------------------------
Mindi Wagner                                                       87,660
---------------------------------------------------------------------------
Robert A. Lefcort                                                 180,000
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                           895,950
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                           895,950
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                          90,000
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                            90,000
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                            90,000
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                         501,210
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                         411,210
===========================================================================

                                   SCHEDULE 1

                    OUTSOURCE INTERNATIONAL OF AMERICA, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                   261.78
---------------------------------------------------------------------------
Louis A. Morelli                                                   141.50
---------------------------------------------------------------------------
Paul M. Burrell                                                     97.00
---------------------------------------------------------------------------
Raymond S. Morelli                                                  46.50
---------------------------------------------------------------------------
Louis J. Morelli                                                    36.50
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                        46.50
---------------------------------------------------------------------------
Matthew B. Schubert                                                    10
---------------------------------------------------------------------------
Mindi Wagner                                                         9.74
---------------------------------------------------------------------------
Robert A. Lefcort                                                      20
---------------------------------------------------------------------------
Robert A. Lefcort Revocable Trust dated                                10
  February 28, 1996
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                             99.55
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                             99.55
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                              10
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                10
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                10
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                           55.69
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                           45.69
===========================================================================

                                   SCHEDULE 1

                                SYNADYNE I, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                    82.66
---------------------------------------------------------------------------
Louis A. Morelli                                                    44.67
---------------------------------------------------------------------------
Paul M. Burrell                                                     30.63
---------------------------------------------------------------------------
Raymond S. Morelli                                                  14.69
---------------------------------------------------------------------------
Louis J. Morelli                                                    11.53
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                        14.69
---------------------------------------------------------------------------
Matthew B. Schubert                                                  3.16
---------------------------------------------------------------------------
Mindi Wagner                                                         3.08
---------------------------------------------------------------------------
Robert A. Lefcort                                                    6.31
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                             31.44
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                             31.43
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                            3.16
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                              3.16
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                              3.16
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                           17.59
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                           14.43
===========================================================================

                                   SCHEDULE 1

                               SYNADYNE II, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                 2,618.00
---------------------------------------------------------------------------
Louis A. Morelli                                                 1,415.00
---------------------------------------------------------------------------
Paul M. Burrell                                                    970.00
---------------------------------------------------------------------------
Raymond S. Morelli                                                 465.00
---------------------------------------------------------------------------
Louis J. Morelli                                                   365.00
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                       465.00
---------------------------------------------------------------------------
Matthew B. Schubert                                                100.00
---------------------------------------------------------------------------
Mindi Wagner                                                        97.00
---------------------------------------------------------------------------
Robert A. Lefcort                                                  200.00
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                            996.00
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                            996.00
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                          100.00
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                            100.00
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                            100.00
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                          556.50
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                          456.50
===========================================================================

                                   SCHEDULE 1

                               SYNADYNE III, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                    82.66
---------------------------------------------------------------------------
Louis A. Morelli                                                    44.67
---------------------------------------------------------------------------
Paul M. Burrell                                                     30.63
---------------------------------------------------------------------------
Raymond S. Morelli                                                  14.69
---------------------------------------------------------------------------
Louis J. Morelli                                                    11.53
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                        14.69
---------------------------------------------------------------------------
Matthew B. Schubert                                                  3.16
---------------------------------------------------------------------------
Mindi Wagner                                                         3.08
---------------------------------------------------------------------------
Robert A. Lefcort                                                    6.31
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                             31.44
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                             31.43
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                            3.16
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                              3.16
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                              3.16
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                           17.59
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                           14.43
===========================================================================

                                   SCHEDULE 1

                               SYNADYNE IV, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                 2,618.00
---------------------------------------------------------------------------
Louis A. Morelli                                                 1,415.00
---------------------------------------------------------------------------
Paul M. Burrell                                                    970.00
---------------------------------------------------------------------------
Raymond S. Morelli                                                 465.00
---------------------------------------------------------------------------
Louis J. Morelli                                                   365.00
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                       465.00
---------------------------------------------------------------------------
Matthew B. Schubert                                                100.00
---------------------------------------------------------------------------
Mindi Wagner                                                        97.00
---------------------------------------------------------------------------
Robert A. Lefcort                                                  200.00
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                            996.00
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                            996.00
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                          100.00
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                            100.00
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                            100.00
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                          556.50
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                          456.50
===========================================================================

                                   SCHEDULE 1

                                SYNADYNE V, INC.

===========================================================================
                                                        NUMBER OF SHARES
                                                   OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                               AS OF FEBRUARY 21, 1997
---------------------------------------------------------------------------
Alan E. Schubert                                                 2,618.00
---------------------------------------------------------------------------
Louis A. Morelli                                                 1,415.00
---------------------------------------------------------------------------
Paul M. Burrell                                                    970.00
---------------------------------------------------------------------------
Raymond S. Morelli                                                 465.00
---------------------------------------------------------------------------
Louis J. Morelli                                                   365.00
---------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                       465.00
---------------------------------------------------------------------------
Matthew B. Schubert                                                100.00
---------------------------------------------------------------------------
Mindi Wagner                                                        97.00
---------------------------------------------------------------------------
Robert A. Lefcort                                                  200.00
---------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                            996.00
---------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                            996.00
---------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                          100.00
---------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                            100.00
---------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                            100.00
---------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                          556.50
---------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                          456.50
===========================================================================

                                   SCHEDULE 2

                           OSI SHARES AFTER "ROLL-UP"



SHAREHOLDER                                                   OSI SHARES
-------------------------------------------------------------------------

Lawrence H. Schubert Trust                                      783,123
Nadya I. Schubert Trust                                         783,123
Alan E. Schubert                                              2,202,602
Louis A. Morelli, Sr.                                         1,092,561
Paul M. Burrell                                                 909,615
Raymond S. Morelli                                              402,255
Louis J. Morelli                                                315,749
Louis J. Morelli Trust                                           86,507
Margaret Janisch                                                404,310
Margaret Janisch Trust                                           86,948
Matthew B. Schubert                                              86,394
Matthew Schubert Trust                                          394,698
Jason D. Schubert Trust                                         481,092
Mindi Wagner                                                     86,763
Robert A. Lefcort                                               178,007
Robert A. Lefcort Trust                                          89,003

                                  SCHEDULE 2.1

                                                              PRINCIPAL
                                                              AMOUNT OF
                                                              PROMISSORY
SHAREHOLDER                          CASH($)                  NOTE ($)
------------------------------------------------------------------------

Lawrence H. Schubert Trust        1,114,000                     407,000
Nadya I. Schubert Trust           1,113,000                     408,000
Alan E. Schubert                    958,000                     605,000
Louis A. Morelli, Sr.             2,522,000                           0
Paul M. Burrell                           0                           0
Raymond S. Morelli                        0                           0
Louis J. Morelli                          0                           0
Louis J. Morelli Trust                    0                           0
Margaret Janisch                          0                           0
Margaret Janisch Trust                    0                           0
Matthew B. Schubert                       0                           0
Matthew Schubert Trust                    0                           0
Jason D. Schubert Trust                   0                           0
Mindi Wagner                              0                           0
Robert A. Lefcort                         0                           0
Robert A. Lefcort, Trust                  0                           0

                                   SCHEDULE 3




            1. Interest in the following entities are owned solely by those equityholders listed below, and none of such interests shall be transferred to
OSI:

     NAME OF EQUITY                                   EQUITYHOLDERS
     ---------------------------------------------------------------

     SMSB, Inc., a Florida corporation        Louis A. Morelli, Alan E.
                                              Schubert, Lawrence H. Schubert
                                               and Paul M. Burrell

     SMSB, Associates, Ltd., a Florida        Louis A. Morelli, Alan E.
     limited partnership                      Schubert, Lawrence H. Schubert
                                               and Paul M. Burrell



            2. The following corporations will be dissolved and shares therein will not be transferred to OSI:

                  Labor World USA, Inc., a Florida corporation

                  Labor World, Inc. an Illinois corporation


            3. Interest in the following entities are owned solely by those equityholders instead. The active operations were sold to OutSource International, Inc. in exchange for long-term notes.

      NAME OF EQUITY
      ------------------------------------------------------------
                                                     EQUITYHOLDERS
                                                     -------------

      All Temps, Inc.                      Louis A. Morelli, Alan E. Schubert
                                            and Lawrence H. Schubert

      WAD, Inc.                            Paul M. Burrell and Robert A. Lefcort

                                   SCHEDULE 4

1. The following shares issued to the Lawrence H. Schubert Revocable Trust dated August 25, 1996 are pledged to City National Bank of Florida.


NAME OF CORPORATION                               NO. OF SHARES

Capital Staffing Fund, Inc.                          403.76
Labor World, Inc.                                      6.98
Labor World USA, Inc.                                230.30
Outsource Franchising, Inc.                          663.34
Synadyne I, Inc.                                      20.94
Synadyne II, Inc.                                    663.34
Synadyne III, Inc.                                    20.94
Synadyne IV, Inc.                                    663.34
Synadyne V, Inc.                                     663.34



2. The following shares issued to the Nadya I. Schubert Revocable Trust dated August 25, 1996 are pledged to City National Bank of Florida.

NAME OF CORPORATION                               NO. OF SHARES

Outsource International of America, Inc.              66.36


3. The following shares issued to the Lawrence H. Schubert Revocable Trust dated August 25, 1996 are pledged to American Chartered Bank.

NAME OF CORPORATION                               NO. OF SHARES

Outsource International of America, Inc.              99.55



4. The following shares issued to the Matthew Schubert OutSource Trust dated November 24, 1995 are pledged to American Chartered Bank.


NAME OF CORPORATION                               NO. OF SHARES

Outsource International of America, Inc.              10.00